J.P. Morgan 41st Annual Healthcare Conference 2023 Bob Duggan Dr. Maky Zanganeh Chairman & CEO Co-CEO, President & Board Member

2 Disclaimer and Forward-Looking Statement Any statements in this presentation about the Company’s future expectations, plans and prospects, including but not limited to, statements about the clinical and preclinical development of the Company’s product candidates, entry into and actions related to the Company’s partnership with Akeso Inc., the therapeutic potential of the Company’s product candidates, the potential commercialization of the Company’s product candidates, the timing of initiation, completion and availability of data from clinical trials, the potential submission of applications for marketing approvals, the impact of the COVID-19 pandemic on the Company’s operations and clinical trials, potential acquisitions and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the results of our evaluation of the underlying data in connection with 6 the development and commercialization activities for SMT112, the outcome of discussions with regulatory authorities, including the Food and Drug Administration, the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials, the results of such trials, and their success, and global public health crises, including the coronavirus COVID-19 outbreak, that may affect timing and status of our clinical trials and operations, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical trials, whether business development opportunities to expand the Company’s pipeline of drug candidates, including without limitation, through potential acquisitions of, and/or collaborations with, other entities occur, expectations for regulatory approvals, laws and regulations affecting government contracts and funding awards, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the "Risk Factors" section of filings that the Company makes with the Securities and Exchange Commission. Any change to our ongoing trials could cause delays, affect our future expenses, and add uncertainty to our commercialization efforts, as well as to affect the likelihood of the successful completion of clinical development of SMT112. Accordingly, the audience should not place undue reliance on forward-looking statements or information. In addition, any forward-looking statements included in this press release represent the Company’s views only as of the date of this presentation and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this presentation. J.P. Morgan 41st Annual Healthcare Conference, January 2023 Summit Proprietary Information - Do Not Copy, Photograph or Distribute

Summit Therapeutics, Inc. Overview NASDAQ LISTED COMPANY SMMT Menlo Park, CA Oxford & Cambridge, UK OFFICES 2020 Became a US Entity Listed on NASDAQ Assembled a World-Class Team 2021 Signed Licensing Agreement Between Summit and Akeso for Ivonescimab (Novel Bispecific Antibody for Development in Oncology) 2022 3 J.P. Morgan 41st Annual Healthcare Conference, January 2023 Summit Proprietary Information - Do Not Copy, Photograph or Distribute Ivonescimab is an investigational therapy that is not approved by any regulatory authority: It is currently being investigated in Phase III clinical studies.

WHERE WE ARE GOING Building a Company with IMPACT Focused on novel innovations ꟷ Developing ivonescimab across multiple oncology indications ꟷ In-house discovery and research on oncology molecules WHO WE ARE Leadership with Game-Changing Experience Leaders with global oncology experience Proven track record in all aspects of drug development, regulatory approval and commercialization High-speed execution Summit Therapeutics 4 J.P. Morgan 41st Annual Healthcare Conference, January 2023 Summit Proprietary Information - Do Not Copy, Photograph or Distribute Ivonescimab is an investigational therapy that is not approved by any regulatory authority: It is currently being investigated in Phase III clinical studies.

Partnership with Akeso

Strategic Partnership with an Aligned Mission Bringing Ivonescimab to Patients in Need Summit Therapeutics SMT112 United States, Canada, Europe & Japan (Summit License Territories) Akeso AK112 China & Non-Summit Territories 6 J.P. Morgan 41st Annual Healthcare Conference, January 2023 Summit Proprietary Information - Do Not Copy, Photograph or Distribute Ivonescimab is an investigational therapy that is not approved by any regulatory authority: It is currently being investigated in Phase III clinical studies. Subject to Hart-Scott-Rodino (HSR) Act

Akeso: A Pioneer in Developing Innovative Antibodies

Akesobio

Focus on innovative therapeutic antibodies

Founded in 2012
Headquartered in Zhongshan (near Hong Kong) China

Listed on the Hong Kong Exchange

$4.9B valuation
(January 6, 2023)



MICHELLE XIA, PH.D.

Co-Founder, Chairwoman, President, and CEO
Akeso, Inc.

Being nominated to the Summit Therapeutics Board of Directors

Subject to Hart-Scott-Rodino (HSR) Act

2,300 employees

Complete in-house functions from discovery and target validation to clinical development and sales

31,500L production capacity
More than 92,000L of additional manufacturing capacity under construction

ACE Platform
TETRABODY Technology

Akeso has one of the richest and most diversified antibody drug pipeline in China

Over 30 internally developed candidates including 6 bispecific antibodies

More than 80 clinical trials for 17 drug candidates

15 pivotal/phase III trials

Akeso, Inc | Pipelines (akesobio.com)

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J.P. Morgan 41st Annual Healthcare Conference, January 2023

Ivonescimab (SMT112) PD-1/VEGF Bispecific Antibody Overview

Ivonescimab (SMT112) PD-1/VEGF Bispecific Antibody Anti-VEGF Anti-PD-1 Ivonescimab is a novel potential first-in-class bispecific antibody combining the effects of immunotherapy via a blockade of PD-1 with the anti-angiogenesis effects associated with blocking of VEGF into a single molecule 9 J.P. Morgan 41st Annual Healthcare Conference, January 2023 Summit Proprietary Information - Do Not Copy, Photograph or Distribute Ivonescimab is an investigational therapy that is not approved by any regulatory authority: It is currently being investigated in Phase III clinical studies.

SMT112 Simultaneous blockage of PD-1 & VEGF provides enhanced anti- tumor activities Tighter binding and higher specificity enhances T cell activation Tumor Microenvironment Without PD-1 or VEGF Antibodies With Ivonescimab (SMT112) PD-1/VEGF Bispecific Antibody 2. VEGF induces angiogenesis which give nutrients and oxygen to the tumor 1. PD-1 acts as a checkpoint which slows down the killing of the tumor 1. SMT112 blocks PD-1, which stimulates the immune system to fight the tumor 2. SMT112 also blocks VEGF diminishing angiogenesis thereby starving the tumor 10 J.P. Morgan 41st Annual Healthcare Conference, January 2023 Summit Proprietary Information - Do Not Copy, Photograph or Distribute Ivonescimab is an investigational therapy that is not approved by any regulatory authority: It is currently being investigated in Phase III clinical studies.

• The most advanced PD-1/VEGF bispecific antibody in clinical development • Received breakthrough therapy designation status in China for three indications1 • Combined with chemotherapy for NSCLC patients who have failed a previous EGFR-TKI • Combined with chemotherapy for NSCLC patients who have failed to respond to a prior PD-(L)1 therapy • Monotherapy as first-line treatment for locally advanced or metastatic NSCLC patients with positive PD-L1 expression • Currently being investigated in Phase III clinical trials in China Ivonescimab (SMT112) PD-1/VEGF Bispecific Antibody 11 J.P. Morgan 41st Annual Healthcare Conference, January 2023 Summit Proprietary Information - Do Not Copy, Photograph or Distribute Ivonescimab is an investigational therapy that is not approved by any regulatory authority: It is currently being investigated in Phase III clinical studies. NSCLC = Non-Small-Cell Lung Cancer 1. Akeso. November 13, 2022. Akeso’s Ivonescimab (PD-1/VEGF Bispecific Antibody, AK112) Granted Breakthrough Therapy Designation for I-O Resistance NSCLC Patients in China. [Press Release]. https://www.akesobio.com/en/media/akeso-news/20221113.

Ivonescimab Clinical Overview

13 J.P. Morgan 41st Annual Healthcare Conference, January 2023 Summit Proprietary Information - Do Not Copy, Photograph or Distribute Ivonescimab is an investigational therapy that is not approved by any regulatory authority: It is currently being investigated in Phase III clinical studies. Zhao Y, et al. ASCO 2022 poster #9040 (NCT04900363) Clinical Overview Phase Ib/II Study IVONESCIMAB, Monotherapy for Non-Small Cell Lung Cancer (NSCLC) NCT04900363 – Study Design

Ivonescimab Monotherapy Phase Ib/II Presented at ASCO 2022

Advanced or Metastatic NSCLC Patients (N=96)

Study Results

Best percentage change in tumor size from baseline



Treatment-naïve pts with PD-L1 positive (N=54)
10 mg/kg Q3W (n=19)
20 mg/kg Q2W (n=16)
20 mg/kg Q3W (n=15)
30 mg/kg Q3W (n=4)
100
80
60
40
20
0
-20
-40
-60
-80
-100
+20%
-30%

First-line treatment ≥20 mg/kg

ORR = 50%
(TPS 1-49%; N=22)

ORR = 76.9%
(TPS ≥50%; N=13)

Safety

- Ivonescimab monotherapy was generally well tolerated
- Grade 3-4 treatment-related adverse events occurred in 13.5%
- No treatment-related adverse events lead to permanent treatment discontinuation

Zhou C, *et al. ASCO 2022* poster #9040

TPS = PD-L1 tumor proportion score
NCT04900363

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J.P. Morgan 41st Annual Healthcare Conference, January 2023

Ivonescimab is an investigational therapy that is not approved by any regulatory authority:
It is currently being investigated in Phase III clinical studies.

15 J.P. Morgan 41st Annual Healthcare Conference, January 2023 Summit Proprietary Information - Do Not Copy, Photograph or Distribute Ivonescimab is an investigational therapy that is not approved by any regulatory authority: It is currently being investigated in Phase III clinical studies. Zhao Y, et al. ASCO 2022 poster #9019 (NCT04736823) Clinical Overview Phase II IVONESCIMAB (PD-1/VEGF Bispecific Antibody) + Chemo in Non-Small Cell Lung Cancer (NSCLC) NCT04736823 – Study Design

Study Results 16 J.P. Morgan 41st Annual Healthcare Conference, January 2023 Summit Proprietary Information - Do Not Copy, Photograph or Distribute Ivonescimab is an investigational therapy that is not approved by any regulatory authority: It is currently being investigated in Phase III clinical studies. Ivonescimab Combination Therapy Phase II Presented at ASCO 2022 1L NSCLC Locally Advanced or Metastatic Patients Squamous (N=18) ORR=77.8% 95% CI (52.4 – 93.6) NCT04736823 † As of Mar 20, 2022, median duration of follow up was 9.2 months (range: 7.7 – 9.7) for Cohort 1 Best percentage change in tumor size from baseline Non-Squamous (N=25) ORR=52% 95% CI (31.3 – 72.2) Zhao Y, et al. ASCO 2022 poster #9019 +20% -30% Cohort 1 Squamous cell carcinoma Cohort 1 Non-squamous cell carcinoma

Study Results 17 J.P. Morgan 41st Annual Healthcare Conference, January 2023 Summit Proprietary Information - Do Not Copy, Photograph or Distribute Ivonescimab is an investigational therapy that is not approved by any regulatory authority: It is currently being investigated in Phase III clinical studies. Ivonescimab Combination Therapy Phase II Presented at ASCO 2022 2L+ NSCLC Locally Advanced or Metastatic Patients who Progressed on EGFR-TKI NCT04736823 †As of Mar 20, 2022, median duration of follow up was 7.0 months (range: 5.6 - 7.1) for Cohort 2 Zhao Y, et al. ASCO 2022 poster #9019 N=19 ORR = 68.4% 95% CI (43.4 – 87.4) Cohort 2 Best percentage change in tumor size from baseline

Study Results 18 J.P. Morgan 41st Annual Healthcare Conference, January 2023 Summit Proprietary Information - Do Not Copy, Photograph or Distribute Ivonescimab is an investigational therapy that is not approved by any regulatory authority: It is currently being investigated in Phase III clinical studies. ‡As of Mar 20, 2022, median duration of follow up was 5.9 months (range: 4.4 – 6.9) for Cohort 3 NCT04736823 Ivonescimab Combination Therapy Phase II Presented at ASCO 2022 2L+ NSCLC Locally Advanced or Metastatic Patients who Progressed on PD-(L)1 Zhao Y, et al. ASCO 2022 poster #9019 N=20 ORR = 40.0% 95% CI (19.1 – 63.9) Best percentage change in tumor size from baseline Cohort 3

19 J.P. Morgan 41st Annual Healthcare Conference, January 2023 Summit Proprietary Information - Do Not Copy, Photograph or Distribute Ivonescimab is an investigational therapy that is not approved by any regulatory authority: It is currently being investigated in Phase III clinical studies. • Ivonescimab in combination with various chemotherapies was generally well tolerated in 82 patients • Serious treatment related adverse events occurred in 18% • Treatment related adverse events leading to permanent treatment discontinuation occurred in 4% • There was no clinical difference in the incidence of treatment related safety events of any grade between squamous (80%) and non-squamous histologies (88%) or serious events (28% vs. 21%), respectively NCT04736823 Safety Ivonescimab Phase II Safety Results Presented at ASCO 2022 Combination with Chemotherapy Across 3 Cohorts Zhou C, et al. ASCO 2022 poster #9019

Lead Indications: NSCLC Ivonescimab (SMT112) PD-1/VEGF Bispecific Antibody

1. Lung Cancer Fact Sheet | American Lung Association 2. Lung Cancer Facts: 29 Statistics and Facts | LCFA (lcfamerica.org) 3. What Is Lung Cancer? | Types of Lung Cancer Lung Cancer Leading cause of death in cancer patients in the U.S.1 Every 4 minutes someone in the U.S. dies of lung cancer 2 236,740 130,180 $24B Estimated 236,740 people in the U.S. were diagnosed in 20222 Estimated 130,180 deaths occurred in the U.S. in 20222 Estimated $24 billion approximate U.S. costs spent on lung cancer care in 20202 Non-Small Cell Lung Cancer (NSCLC) is 80%+ of all lung cancer3 21 J.P. Morgan 41st Annual Healthcare Conference, January 2023 Summit Proprietary Information - Do Not Copy, Photograph or Distribute

Summit Therapeutics Oncology Pipeline 22 J.P. Morgan 41st Annual Healthcare Conference, January 2023 Summit Proprietary Information - Do Not Copy, Photograph or Distribute Subject to Hart-Scott-Rodino (HSR) Act Ivonescimab is an investigational therapy that is not approved by any regulatory authority: It is currently being investigated in Phase III clinical studies. *Phase I and II has been completed by our partner Akeso, Phase III clinical studies are planned to be initiated either independently or jointly with our partner Akeso in 2023/24

Licensing Agreement with Akeso & Financial Details

In-Licensing and Financial Update 24 J.P. Morgan 41st Annual Healthcare Conference, January 2023 Summit Proprietary Information - Do Not Copy, Photograph or Distribute Subject to Hart-Scott-Rodino (HSR) Act • Upfront payment: $500 million ꟷ $25 million to be paid via 10 million shares; the remainder to be paid in cash • Milestones: • Regulatory milestones of up to $1.05 billion • Commercial milestones of up to $3.45 billion • Low double-digit royalties on net sales THE DEAL FINANCIAL POSITION • Cash position: $649 million as of December 31, 2022 ꟷ $174 million for continuing operations after upfront payments ꟷ Cash runway into mid 2024 • $500 million rights offering upcoming: ꟷ $420 million to repay a portion of the debt ꟷ $80 million to add to our cash balance

J.P. Morgan 41st Annual Healthcare Conference 2023 Q&A Bob Duggan Dr. Maky Zanganeh Chairman & CEO Co-CEO, President & Board Member